                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 02/01/04 - 02/29/04

                            MONTHLY OPERATING REPORT

  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                            DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                                           FORM NO.       ATTACHED     ATTACHED
------------------                                                                           --------       --------     --------
Schedule of Cash Receipts and Disbursements                                                  MOR - 1A           x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)                       MOR - 1B           x
Statement of Operations                                                                      MOR - 2
Balance Sheet                                                                                MOR - 3
Status of Postpetition Taxes                                                                 MOR - 4            x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                          x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                 x
Summary of Unpaid Postpetition Debts                                                         MOR - 4            x
    Listing of aged accounts payable                                                                            x
Accounts Receivable Aging                                                                    MOR - 5            x
Debtor Questionnaire                                                                         MOR - 5            x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                      Authorized Signatory
----------------------------------             -----------------------------
Signature of Responsible Party                 Title


Montgomery W. Cornell                          3/23/2004
----------------------------------             -----------------------------
Printed Name of Responsible Party              Date


PREPARER:

/s/ John P. Boyle                              Chief Accounting Officer
----------------------------------             -----------------------------
Signature of Preparer                          Title


John P. Boyle                                  3/23/2004
----------------------------------             -----------------------------
Printed Name of Preparer                       Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 02/01/04 - 02/29/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                               ---------------------------------------     -------------------------------
                                                          CURRENT MONTH                      CUMULATIVE FILING TO DATE
                                               ---------------------------------------     -------------------------------
                                                      DEBTOR           NON-DEBTOR (i)                  ACTUALS
                                               ---------------------------------------     -------------------------------
--------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING                                       99                    31                                         132
--------------------------------------------------------------------------------------------------------------------------


RECEIPTS

Customer Payments (a)                                 1                    --                                        (150)
Trust Receipts (b)                                   --                 1,431                                      20,287
Trust Advances (b)                                   --                (1,124)                                    (11,991)
Receipt of Servicer Fee                             150                    --                                         706
DIP Facility Advances                                --                    --                                       6,750

                                               ---------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                      151                   307                                      15,602
--------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS

Payroll (d)(e)(f)                                  (224)                   --                                      (1,941)
Benefits (d)(e)(f)                                  (29)                   --                                        (203)
Building Costs (g)                                  (45)                   --                                        (335)
Equipment Costs                                     (10)                   --                                        (129)
Auto, Travel & Entertainment                        (17)                   --                                        (124)
Outside Services                                    (72)                   --                                        (271)
Sales & Use Taxes                                    --                    --                                          --
Payments by Affiliates on Debtor's Behalf (c)       857                    --                                       3,671
DIP Facility Repayments                              --                    --                                      (5,021)
DIP Operating Reserve                              (142)                   --                                        (142)
DIP Fees                                            (18)                   --                                         (18)
Advance to RC III Trust (j)                        (400)                   --                                      (2,400)
Paydown of US Bank Debt                              --                  (337)                                     (8,341)
Other Expense (h)                                   (51)                   --                                        (372)

Professional Fees                                    --                    --                                          --
U.S. Trustee Quarterly Fees                          --                    --                                          (8)


                                               ---------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                (151)                 (337)                                    (15,634)
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

NET CASH FLOW                                        --                   (30)                                        (32)

--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                    99                     1                                         100
--------------------------------------------------------------------------------------------------------------------------



DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)



TOTAL DISBURSEMENTS                                                                                                  (151)
   Transfers to Debtor in Possession Accounts                                                                          --
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                            --
   Disbursements Related to Restricted Funds that are not Estate Expenses                                              --
   Payments by Affiliates on Debtor's Behalf (c)                                                                     (857)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                    (1,008)




See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 02/01/04 - 02/29/04



BANK RECONCILIATIONS
(in thousands)

                                              --------------------------------------------------------------
                                                                    ACCOUNTS                   CURRENT MONTH
                                              --------------------------------------------------------------
                                                  Debtor Operating    Non-Debtor (i)   Other     Actuals

                                              --------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                                  99                  31         --              130
------------------------------------------------------------------------------------------------------------

RECEIPTS

Customer Payments (a)                                     1                  --         --                1
Trust Receipts (b)                                       --               1,431         --            1,431
Trust Advances (b)                                       --              (1,124)        --           (1,124)
Receipt of Servicer Fee                                 150                  --         --              150
DIP Facility Advances                                    --                  --         --               --


                                              --------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                          151                 307         --              458
------------------------------------------------------------------------------------------------------------

DISBURSEMENTS

Payroll (d)(e)(f)                                      (224)                 --         --             (224)
Benefits (d)(e)(f)                                      (29)                 --         --              (29)
Building Costs (g)                                      (45)                 --         --              (45)
Equipment Costs                                         (10)                 --         --              (10)
Auto, Travel & Entertainment                            (17)                 --         --              (17)
Outside Services                                        (72)                 --         --              (72)
Sales & Use Taxes                                        --                  --         --               --
Payments by Affiliates on Debtor's Behalf (c)           857                  --                         857
DIP Facility Repayments                                  --                  --         --               --
DIP Operating Reserve                                  (142)                 --         --             (142)
DIP Fees                                                (18)                 --         --              (18)
Advance to RC III Trust (j)                            (400)                 --         --             (400)
Paydown of US Bank Debt                                  --                (337)        --             (337)
Other Expense (h)                                       (51)                 --         --              (51)

Professional Fees                                        --                  --         --               --
U.S. Trustee Quarterly Fees                              --                  --         --               --


                                              --------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                    (151)               (337)        --             (488)

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                            --                 (30)        --              (30)

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                        99                   1         --              100
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

BANK BALANCE                                             99                   1         --              100
   Deposits in Transit                                   --                  --         --               --
   Outstanding Checks                                    --                  --         --               --
   Other                                                 --                  --         --               --
ADJUSTED BANK BALANCE                                    99                   1         --              100

------------------------------------------------------------------------------------------------------------


See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 02/01/04 - 02/29/04
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)

      (a)   Payments on loan agreements between DVI Business Credit Corporation
            (BC), case #03-12658, and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $857 paid by DFS on behalf of the Debtor consists of the following:

                                    DFS Direct  DFS Allocated   Total
                                    ----------  -------------   -----
              Payroll                  $184         $ 40         $224
              Benefits                   24            5           29
              Building Costs              2           43           45
              DIP Fees                    0           18           18
              Equipment Costs             1            9           10
              Auto, Travel & Ent.        15            2           17
              Outside Services           68            4           72
              Other*                      3           38           41
                                       ----         ----         ----
              Total                    $297         $159         $456

                  *Does not include $401 of amounts advanced to RC III Trust contracts and other miscellaneous bank charges

      (d) The number of employees at the end of the period as compared to pre-petition:

              July                  66
              February              22

      (e) The benefit-to-payroll relationship, with an allocation of benefits similar to payroll was 12.8% for BC.

      (f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

      (g) Building costs of $45 ($43 allocation from DFS and $2 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

      (h) Other expenses of $51 were primarily the result of $10 in direct bank charges paid by the Debtor, $3 of miscellaneous and $38 of allocations from DFS. Please refer to the DFS footnotes.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

      (j)   To make funds available for clients in the RC III trust.

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 02/01/04 - 02/29/04


                        STATUS OF POSTPETITION TAXES (a)
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                                  Beginning           Amount                                   Ending
                                                     Tax            Withheld or           Amount                Tax
                                                  Liability           Accrued              Paid              Liability
                                                  ---------           -------              ----              ---------
FEDERAL

Withholding                                           --                  24                 (24)                   --
FICA-Employee                                         --                  13                 (13)                   --
FICA-Employer  (b)                                     5                  11                 (13)                    3
Unemployment                                          --                  --                  --                    --
Income (c) (d)                                    (3,573)               (303)                249                (3,627)
Other                                                 --                  --                  --                    --
    Total Federal Taxes                           (3,568)               (255)                199                (3,624)
STATE AND LOCAL
Withholding                                           --                   5                  (5)                   --
Sales (b)                                             --                  --                  --                    --
Excise                                                --                  --                  --                    --
Unemployment                                          --                   1                  (1)                   --
Real Property                                         --                  --                  --                    --
Personal Property                                     --                  --                  --                    --
Florida Doc Stamp                                     --                  --                  --                    --
Franchise                                             --                  --                  --                    --
Other: Local Income Tax Withholding                   --                   1                  (1)                   --
    Total State and Local                             --                   7                  (7)                   --
TOTAL TAXES                                       (3,568)               (248)                192                (3,624)


                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING                AMOUNT
0 - 30 days                             82
31 - 60 days                            --
61 - 90 days                            --
91+ days                                --
TOTAL ACCOUNTS PAYABLE                  82


Explain how and when the Debtor intends to pay any past-due postpetition debts.

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See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 02/01/04 - 02/29/04
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c)   Beginning balance represents a tax benefit asset.

      (d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 02/01/04 - 02/29/04


                                 RECEIVABLES (a)
(in thousands)

RECEIVABLES                                                                             AMOUNT
Total Lines of Credit Collateralized by Third-party Medical Receivables                 279,444

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                          YES          NO

1.    Have any assets been sold or transferred outside the normal course of            X
      business this reporting period? If yes, provide an explanation below. (SEE
      ATTACHED APPENDICES)

2.    Have any funds been disbursed from any account other than a debtor in                        X
      possession account this reporting period? If yes, provide an explanation below.

3.    Have all postpetition tax returns been timely filed? If no, provide an           X
      explanation below.

4.    Are workers compensation, general liability and other necessary insurance        X
      coverages in effect? If no, provide an explanation below.




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                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of February 29, 2004 is listed above.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period: 02/01/04 - 02/29/04








                        DVI BUSINESS CREDIT CORPORATION
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

       3/23/2004                   /s/ John P. Boyle
------------------------------     -------------------------------------
         Date                      Signature of Responsible Party
                                   John P. Boyle

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting period: 02/01/04 - 02/29/04

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description: Healthcare Technology Solutions, Inc. (HTS, a non-Debtor), a
                   subsidiary of DVI Business Credit Corporation (BC), sold its medical billing software code, a percentage of outstanding accounts receivable and certain computer assets to former employees of the business.

Effective Date:    02/20/04

Terms of Sale:     The HTS office has been closed. The real estate lease was
                   successfully terminated and the landlord accepted our $3 thousand security deposit as full and final settlement. There will likely be de minimis recovery from the sale of remaining office furniture and equipment.

Carrying Values:

                   Accounts receivable          $72
                   Software code (a)              0
                   Servers (a)                    0
                                                 --
                                                 72

Compensation:                                    81
                                                 --

Gain on Transaction:                            $ 9
                                                ===


(a) Fully depreciated